UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 10, 2010
Date of Report (Date of earliest event reported)
DUOYUAN PRINTING, INC.
(Exact name of registrant as specified in its charter)

Wyoming (State or Other Jurisdiction of Incorporation)	000-27129 (Commission File Number)	91-1922225 (IRS Employer Identification No.)
No. 3 Jinyuan Road
Daxing Industrial Development Zone
Beijing, People’s Republic of China
(Address of Principal Executive Offices)
+86 10 6021 2222
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXHIBIT INDEX
SIGNATURE
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On May 10, 2010, Duoyuan Printing, Inc. (the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended March 31, 2010 and certain other information. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As previously announced, the Company has scheduled a conference call for 8:00 a.m. EST on May 11, 2010 to discuss financial results.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release entitled “Duoyuan Printing Announces Results for the Third Fiscal Quarter Ended March 31, 2010”, issued by the Company on May 10, 2010.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release entitled “Duoyuan Printing Announces Results for the Third Fiscal Quarter Ended March 31, 2010”, issued by the Company on May 10, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUOYUAN PRINTING, INC.
Date: May 10, 2010	By:	/s/ William D. Suh
		Name:	William D. Suh
		Title:	Chief Financial Officer